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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Next Level Communications, Inc. on Form S-8 of our report dated February 11, 2000, incorporated by reference in the Annual Report on Form 10-K of Next Level Communications, Inc. for the year ended December 31, 1999.

                                              /s/ Deloitte & Touche LLP


San Francisco, California
August 11, 2000